FIRST AMENDMENT TO AGREEMENT OF SALE


     This FIRST AMENDMENT TO AGREEMENT OF SALE (this "Amendment") is entered into as of this 21st day of August, 1996 by and between TGM Realty Corp., a Delaware corporation ("Purchaser"), and Balcor Realty Investors Ltd.-82, an Illinois limited partnership ("Seller").

                                   RECITALS

     A. Purchaser and Seller have entered into an Agreement of Sale dated as of July 19, 1996 (the "Purchase Agreement") wherein Seller agreed to sell and Purchaser agreed to purchase that certain parcel of real property commonly known as Eagles Pointe Apartments, Atlanta, Georgia and legally described on Exhibit A attached to the Purchase Agreement (the "Property").

     B. Purchaser and Seller desire to modify and amend the Purchase Agreement as hereinafter set forth.

     NOW, THEREFORE, for the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Seller hereby desire to amend the Purchase Agreement as follows:

     1. Defined Terms. All capitalized terms which are used herein but which are not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

     2. Modifications to Purchase Agreement. The Purchase Agreement is hereby modified as follows:

          Inspection Period. The Inspection Period is hereby extended from August 26, 1996 to September 16, 1996. Accordingly, the date "August 26, 1996" contained in Section 16 is hereby deleted, and the date "September 16, 1996" is hereby substituted therefor.

     3.   Miscellaneous.

          A. Full Force and Effect. Except as modified herein, the Purchase Agreement and Escrow Agreement shall remain unmodified and in full force and effect.

          B. Counterparts. This Amendment may be executed in multiple counterparts.
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     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of this 21st day of August, 1996.

                         PURCHASER:

                         TGM REALTY CORP. #5, a Delaware corporation


                         By:  /s/Thomas Gochberg
                              -----------------------------------
                         Name: Thomas Gochberg
                              -----------------------------------
                         Title: President
                               ----------------------------------



                         SELLER:

                         BALCOR REALTY INVESTORS, LTD.-82,
                         an Illinois limited partnership

                         By:  Balcor Partners-XI, an Illinois general
                              partnership, its general partner

                              By:  RGF-Balcor Associates-II, an Illinois
                                   general partnership, a general partner

                                   By:  The Balcor Company, a Delaware
                                        corporation, a general partner

                                        By:  /s/Jerry M. Ogle
                                             ------------------------------
                                        Name: Jerry M. Ogle
                                             ------------------------------
                                        Title: Vice President and Secretary
                                              -----------------------------
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